UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 31, 2008 (Date of earliest event reported)
Financial Industries Corporation (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	0-4690 (Commission File Number)	74-2126975 (IRS Employer Identification Number)

6500 River Place Boulevard, Building I (Address of principal executive offices)		78730 (Zip Code)
512-404-5000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 31, 2008, the Company announced in a press release that it will immediately cease underwriting new insurance policies.

Related to this decision, FIC has terminated its agreements with certain independent insurance agents. In addition to managing its existing block of insurance policies, FIC will continue to earn commissions on policies sold by agents appointed with its subsidiary ILG Sales Corporation under marketing agreements with unrelated insurance companies.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Financial Industries Corporation dated January 31, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2008	FINANCIAL INDUSTRIES CORPORATION By: /s/ William B. Prouty William B. Prouty Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Financial Industries Corporation dated January 31, 2008